UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No.           )

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Filed by a Party other than the Registrant ☐

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☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

GERON CORPORATION

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Exercise Your Right to Vote Important Notice Regarding the Availability of Proxy Materials for the Annual Stockholder Meeting to Be Held on June 5, 2020 GERON CORPORATION Geron Corporation COMPUTERSHARE 8742 LUCENT BLVD., SUITE 225 HIGHLANDS RANCH, CO 80129 Meeting Information Meeting Type: Annual Meeting For holders as of: April 9, 2020 Meeting Date:  June 5, 2020 Time:  8:00 AM PDT Location: Meeting live via the Internet-please visit  www.virtualshareholdermeeting.com/GERN2020. The company will be hosting the meeting live via the Internet this year. To attend the meeting via the Internet please visit www.virtualshareholdermeeting.com/GERN2020 and be sure to have the information that is printed in the box marked by the arrow XXXX XXXX XXXX XXXX (located on the following page). You are receiving this communication because you hold shares in the company named above. This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side). We encourage you to access and review all of the important information contained in the proxy materials before voting. See the reverse side of this notice to obtain proxy materials and voting instructions.

Before You Vote How to Access the Proxy Materials Proxy Materials Available to VIEW or RECEIVE: 1Letter to Stockholders 2. Notice and 2020 Proxy Statement3. 2019 Annual Report on Form 10-K How to View Online: Have the information that is printed in the box marked by the arrow XXXX XXXX XXXX XXXX (located on the following page) and visit: www.proxyvote.com.How to Request and Receive a PAPER or E-MAIL Copy: If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request: BY INTERNET:www.proxyvote.com BY TELEPHONE: 1-800-579-1639 3) BY E-MAIL*: sendmaterial@proxyvote.com *  If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow   XXXX XXXX XXXX XXXX (located on the following page) in the subject line. Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before May 22, 2020 to facilitate timely delivery. How To Vote Please Choose One of the Following Voting Methods Vote By Internet: Before the MeetingGo to www.proxyvote.com. Have the information that is printed in the box marked by the the arrow XXXX XXXX XXXX XXXX (located on the following page) available and follow the instructions. During the Meeting: Go to www.virtualshareholdermeeting.com/GERN2020. Have the information that is printed in the box marked by the arrow XXXX XXXX XXXX XXXX (located on the following page) available and follow the instructions. Vote By Mail: You can vote by mail by requesting a paper copy of the materials as noted above, which will include a proxy card.

Voting Items

The Board of Directors recommends you vote FOR the following:

1.	To elect the three nominees for director named below to hold office as Class III members of the Board of Directors until the 2023 annual meeting of stockholders.

Nominees:

01)	Karin Eastham
02)	V. Bryan Lawlis, Ph.D.
03)	Susan M. Molineaux, Ph.D.

The Board of Directors recommends you vote FOR proposals 2, 3 and 4:

2.	To approve an amendment to the Company’s 2018 Equity Incentive Plan to increase the number of shares of the Company’s Common Stock issuable thereunder by 5,700,000 shares.
3.	To approve, on an advisory basis, the compensation of the Company’s named executive officers, as disclosed in the accompanying Proxy Statement.
4.	To ratify the selection of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2020.

NOTE:	In their discretion, the proxies are authorized to vote on such other matters as may come before the meeting and any adjournment(s) or postponement(s) thereof.